EXHIBIT 10.3

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of September 9, 2005 (this “Amendment”) amends the Reimbursement Agreement dated as of July 1, 2005 (the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and Wells Fargo Bank, N.A. (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

(a) The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means September 9, 2006.

(b) The references to “$20,000,000” in Recital A and Section 2.1 of the Reimbursement Agreement are replaced with “$40,000,000”.

SECTION 2 Representations and Warranties. The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a) each warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b) no Default exists; and

(c) there has not occurred a material adverse change since January 30, 2005 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3 Effectiveness. The amendments set forth herein shall become effective when the Bank has received the following:

(a) a counterpart of this Amendment executed by the Parent;

(b) a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c) evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment; and

(d) such other documents as the Bank may reasonably request.

SECTION 4 Miscellaneous.

4.1 Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

4.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

4.4 Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By: /s/ Sharon L. McCollam
Name: Sharon L. McCollam
Title: Executive Vice President, Chief Financial Officer

WELLS FARGO BANK, N.A.

By: /s/ Jeff A. Bailard
Name: Jeff A. Bailard
Title: Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of September 9, 2005

To:	Wells Fargo Bank, N.A.

Please refer to (a) the Reimbursement Agreement (the “Reimbursement Agreement”) dated as of July 1, 2005 between Williams-Sonoma, Inc. (the “Parent”) and Wells Fargo Bank, N.A. (the “Bank”), (b) the Guaranty Agreement dated as of July 1, 2005 executed by the undersigned (the “Subsidiary Guaranty”) and (c) the First Amendment dated as of the date hereof to the Reimbursement Agreement (the “First Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the First Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.

WILLIAMS-SONOMA DIRECT, INC.

WILLIAMS-SONOMA RETAIL SERVICES, INC.

POTTERY BARN, INC.

POTTERY BARN KIDS, INC.

POTTERY BARN TEEN, INC.

WILLIAMS-SONOMA HOME, INC.

HOLD EVERYTHING, INC.

WILLIAMS-SONOMA PUBLISHING, INC.

WEST ELM, INC.

WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

By:	/s/ Sharon L. McCollam
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Financial Officer

WILLIAMS-SONOMA STORES, LLC

By: WILLIAMS-SONOMA STORES, INC.
Its:	Sole Member

By:	/s/ Sharon L. McCollam
Name:	Sharon L. McCollam
Title:	Executive Vice President, Chief Financial Officer